UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 22, 2008

LINCOLN BANCORP

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

000-25219

(Commission file number)

35-2055553

(I.R.S. Employer

Identification No.)

905 Southfield Drive

Plainfield, Indiana 46168

(Address of principal executive offices)

(317) 839-6539

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On October 22, 2008, Lincoln Bancorp announced by press release its earnings and results of operations as of and for the three and nine months ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Report and incorporated by reference herein.

Lincoln Bancorp’s management believes that the inclusion in the press release of the non-GAAP financial measures of earnings and earnings per share excluding merger related charges and goodwill elimination is useful to investors because it allows investors to draw more meaningful comparisons with Lincoln Bancorp’s financial results for the prior year and more accurately evaluate the current performance and condition of the company.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release of Lincoln Bancorp dated October 22, 2008.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINCOLN BANCORP

Date:	October 22, 2008	By: /s/ John M. Baer

John M. Baer

Secretary and Treasurer